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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 10, 2001



                                   AETNA INC.
             (Exact Name of Registrant as Specified in its Charter)




         Pennsylvania                   1-16095                  23-2229683
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation                                       Identification No.)



         151 Farmington Avenue
         Hartford, Connecticut                                      06156
(Address of Principal Executive Offices)                          (Zip Code)




                                 (860) 273-0123
              (Registrant's telephone number, including area code)




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

On April 10, 2001, Aetna Inc. issued a press release relating to higher-than-anticipated medical costs, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.



Exhibit 99.1 - Press Release issued by Aetna Inc. April 10, 2001.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AETNA INC.


Date:  April 10, 2001                      By:     /s/ Alan M. Bennett
                                                   ------------------------
                                           Name:       Alan M. Bennett
                                           Title:      Vice President and
                                                       Corporate Controller